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                                       EXHIBIT 23.1

                                CONSENT OF ERNST & YOUNG LLP
                                    INDEPENDENT AUDITORS





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                                                                   EXHIBIT 23.1

                         CONSENT OF ERNST & YOUNG LLP
                             INDEPENDENT AUDITORS



We consent to the reference under the caption "Interests of Named Experts and Counsel" in the Registration Statement (Form S-8) pertaining to the Richmond County Financial Corp. 1998 Stock-Based Incentive Plan and to the incorporation by reference therein of our report dated August 6, 1998, with respect to the consolidated financial statements of Richmond County Financial Corp., included in its Form 10-K for the year ended June 30, 1998 filed with the Securities and Exchange Commission.






                                                  /s/ Ernst & Young LLP

New York, New York
November 3, 1998